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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 26, 1994
                                                 -----------------------------


                             ARVIN INDUSTRIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Indiana
                                    -------
                 (State or other jurisdiction of incorporation)


                   1-302                     35-0550190
        ---------------------------       -----------------
         (Commission File Number)           (IRS Employer
                                          Identification No.)



  One Noblitt Plaza, Post Office Box 3000, Columbus, Indiana         47202-3000
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)



Registrant's Telephone number, including area code        (812) 379-3000
                                                   ---------------------------
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Item 5.  Other Events.
         ------------

  On January 26, 1994, the Registrant announced the call for redemption in full of its 8 3/8% Notes Due March 1, 1997 (the "Notes") in accordance with the Indenture dated as of March 1, 1987 between the Registrant and Harris Trust and Savings Bank as Trustee (the "Trustee"). On January 26, 1994, the Trustee sent a Notice of Redemption to each holder of the Notes indicating that the Registrant will redeem on March 1, 1994 all of its then issued and outstanding Notes at a price equal to 100% of the principal amount to be redeemed. Holders of record of the Notes on February 15, 1994 will be entitled to payment on March 1, 1994 of accrued and unpaid interest to the redemption date.

  On February 2, 1994, the Registrant announced its unaudited operating results for the fiscal year and the quarter ended January 2, 1994. Annual sales for fiscal year 1993 were $1.94 billion, compared to annual sales of $1.89 billion for fiscal year 1992. Net earnings for fiscal 1993 were $40.3 million compared to $39.9 million in 1992 before the cumulative effect of changes in accounting principles. For the fourth quarter of fiscal 1993, sales were $469 million and net earnings were $10.3 million compared to sales of $455 million and net earnings of $9.4 million for the comparable period in fiscal 1992.

  The Registrant will be filing with the Securities and Exchange Commission a Preliminary Prospectus Supplement and related Prospectus dated February 3, 1994 regarding a proposed offering of $75,000,000 of its _____% Notes due February 15, 2001 that have been registered under the Securities Act of 1933 on Form S-3 (No. 33-41242). A copy of the form of _____% Notes due February 15, 2001 is attached hereto as Exhibit 4. The terms of the proposed offering of such _____% Notes due February 15, 2001 will be established in an Underwriting Agreement among the Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (the "Underwriting Agreement"). A copy of the form of the Underwriting Agreement is attached hereto as Exhibit 1.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits

1)   Form of Underwriting Agreement among the Registrant,
     Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
     & Smith Incorporated and Lehman Brothers Inc.

4)   Form of ___ % Notes due February 15, 2001.

12)  Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 3, 1994                   ARVIN INDUSTRIES, INC.
                                           ----------------------
                                           (Registrant)



                                           /s/   Richard A. Smith
                                           ----------------------
                                           Richard A. Smith
                                           Vice President--Finance,
                                           Chief Financial Officer
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                                 EXHIBIT INDEX


                                                              Page Number
Number        Description                                    In This Report
- ------        -----------                                    --------------

1       Form of Underwriting Agreement among the Registrant,
        Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
        & Smith Incorporated and Lehman Brothers Inc.

4       Form of ___ % Notes due February 15, 2001.

12 Statement Regarding Computation of Ratio of Earnings to Fixed Charges.